Exhibit 99.2

Orchestra BioMed Business Update November 2025 Nasdaq: OBIO

Forward-Looking Statements

This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc., referred to herein as "we," "our," "Orchestra BioMed," and "the Company," and from third-party sources indicated herein. Such third-party information has not been independently verified. Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information.

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the initiation, enrollment and timing of our planned pivotal trials and reporting of top-line results, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development and the benefits of Breakthrough Device Designation. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to regulatory approval of the Company's product candidates; the timing of, and the Company's ability to achieve expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading "Item 1A. Risk Factors" in the Company's annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 2025 as updated by any risk factors disclosed under the heading "Item 1A. Risk Factors" in Part II of the Company's subsequently filed quarterly reports on Form 10-Q.

The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this presentation. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

2 | Business Update November 2025

Key Investment Highlights

Leveraging Partnerships to Bring Innovation to Patients & Yield Exceptional Future Profitability

Pivotal Stage, High-Impact Therapies



Large, Established Target Markets



Partnership-Enabled Business Model



Funded Through Key Milestones


CASH FLOW

AVIM Therapy	Virtue SAB
Programmable, pacemaker-delivered treatment for high blood pressure and hypertensive heart disease	Proprietary, non-coated sirolimus balloon angioplasty system for atherosclerotic artery disease and other indications
Hypertensive Heart Disease: **>$17B** annual global opportunity	**Atherosclerotic Artery Disease**: **>$10B** annual global opportunity
Strategic collaboration Medtronic Double-digit revenue share	**Strategic rights agreement** TERUMO Right of First Refusal in coronary market

$147M+ in new capital raised since August 2025, led by strategic investments:

- **$31.6 million** committed by Medtronic
- **$40 million** committed by LIGAND
- **$30 million** committed by TERUMO

Expected cash runway through key milestones into Q4 2027 including:

- BACKBEAT Study enrollment completion & primary results readout
- Virtue Trial enrollment completion

3 | Business Update November 2025

Orchestra BioMed

Over $147M in Strategic-Driven Financing Secured Since August 2025

$85M of Strategic Capital Commitments + $62.6M Equity Financing → Expected to Provide Runway into Q4 2027

Medtronic

- **Global market leader in cardiac pacing therapy** and existing collaborator for AVIM Therapy program
- **$31.6 million** additional strategic investment commitment brings total investment amount to **$81.6 million**
- **Collaboration expansion** provides potential development pathway for future AVIM-enabled leadless pacemaker integration

LIGAND

- **Established biopharma investor** with tiered royalty interest in Orchestra's future AVIM Therapy and Virtue SAB revenues
- **$35 million** committed to purchase royalty-based revenue interest; plus **$5 million** equity investment
- Ligand's long-term capital commitment is tied to commercial success and **reflects Orchestra's significant future royalty-based revenue opportunity**

TERUMO

$30 million total payments associated with new strategic rights agreements

4 | Business Update November 2025

Orchestra BioMed

Orchestra developed Virtue SAB from concept stage, owns all related IP, conducted all prior studies, and retains all development and distribution rights in all indications Terumo is a global leader in interventional cardiology devices: >$2.4B in annual revenues 1 Terumo purchased ROFR for Virtue SAB transactions with respect to the global coronary market • Orchestra free to engage actively with all strategic parties and solicit proposals • Terumo has 30 days following notice of a third - party proposal acceptable to Orchestra to exercise ROFR • Expires 90 days after disclosure of primary endpoint data from the Virtue Trial $65M in total payments and investments received over time from Terumo • $10M paid in consideration of ROFR, plus $20M purchase of non - voting preferred with minimum $12/share conversion after Virtue Trial results announced • Initially paid $30M for Virtue SAB rights under original distribution agreement plus $5M equity investment Terumo ROFR Agreement Highlights Strategic Interest & Optionality ROFR = Right of First Refusal; 1 Based on Terumo’s consolidated financial results for the fiscal year ended March 31, 2025. ϱ | Business Update November 2025

Virtue® SAB Overview

Recently Launched U.S. IDE Pivotal Study and Robust Reimbursement Landscape

- Orchestra BioMed is sponsoring and in full operational control of **Virtue US coronary IDE trial** randomizing 1:1 to Boston Scientific's AGENT PCB
- **Expected enhanced reimbursement** supporting large commercial opportunity

Virtue SAB is Designed to Redefine Arterial Drug Delivery with Significant Differentiation

- **Proprietary SirolimusEFR™ extends release** of therapeutic levels of "gold-standard" drug through **critical healing period**
- **Non-coated** microporous balloon designed to **protect drug in transit to consistently deliver large liquid dose** overcoming the limitations of drug-coated balloons
- **Best-in-class clinical data from SABRE pilot study** shows promising and durable safety and efficacy in coronary ISR, with 2.8% TLF at 1 year and 0% TLR between 1-3 years[1,2,3]

Paradigm Shift Unlocks High-Growth Opportunity in Large $10B Established Market[4]

- **Drug-coated balloons (DCB) emerging as new standard of care** for key coronary and peripheral indications
- Boston Scientific's AGENT Paclitaxel-coated balloon US commercialization underway with **positive indications of sales growth**



[1]Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. [2]Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population. [3]Granada 3-Year Clinical Results TCT 2018. 4Total addressable market in 2025 based on company estimates.

6 | Business Update November 2025

Orchestra BioMed

Virtue® SAB – Optimal Drug, Dose and Delivery



SirolimusEFR™

Protected Delivery of Extended Release Sirolimus

Microporous AngioInfusion™ Balloon



Published Data Demonstrates Therapeutic Tissue Concentrations Through Critical Healing Period (~30 Days)[1]


Required Therapeutic Concentration > 1ng/mg
Sirolimus Tissue Concentration (ng/mg)
1000
100
10
1
0.1
0.01
0.001
0.0001
0
5
10
15
20
25
30
Time (Days)
Target Lesion
Distal Myocardium
Kidney
Liver
Lung

N = 753
porcine coronary artery segments

[2]Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week

Large Liquid Dose Loaded and Protected in Dose Unit Delivered Through the Micropores During Inflation

NO coating = NO drug loss in transit, NO rush and NO large particulate



7 | Business Update November 2025

[1]Granada et al. EuroIntervention 2016;12:740-747. [2] Animals included in the analysis of distant organs received average dose of 20.4 mg ≈10X the largest clinical dose

Orchestra BioMed

Compelling SABRE Trial Results in Coronary ISR Patients

Virtue® SAB demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial[1,2,3]



Virtue SAB Low Event Rates Out to 3 Years
Single-Layer Restenosis
Event Rates (%)
25%
20%
15%
10%
5%
0%
30 days
1-year
3-years
0%
0%
2.8%
0%
0%
0%
0%
2.8%
2.8%
0%
2.8%
5.6%
Cardiac Death
TV-MI
TLR
TLF

Low 2.8% Target Lesion Failure (TLF) at 1 year

0% Target Lesion Revascularization (TLR) between 1-3 years

Low 0.12mm Late Lumen Loss (LLL) at 6-months

8 | Business Update November 2025

[1]Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. [2] Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population. [3]Granada 3-Year Clinical Results TCT 2018.
Definitions: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI).

AGENT & SELUTION4ISR IDE Trial Results Show Clear Opportunity for Virtue SAB

AGENT TLF Out to 2 years
Single-Layer Restenosis[1,2]



26.6%
20.2%
20.7%
13.5%
POBA
POBA
Event Rates (%)
25%
20%
15%
10%
5%
0%
1 Year
2 Year
(n=341)
AGENT
POBA

SELUTION TLF at 1 year
Single-Layer Restenosis[3]



Event Rates (%)
25%
20%
15%
10%
5%
0%
13.2%
10.0%
SOC
~80% DES
20% POBA
1 Year
(n=167)
SELUTION
SOC

Target Lesion Failure 13.5% (AGENT) and 13.2% (SELUTION)
(TLF) at 1 year

AGENT 53% relative increase in TLF
from 1 to 2 years

No angiographic follow-up in both IDE
AGENT LLL = 0.397mm at 6 months[4]; SELUTION LLL not reported for coronary ISR

Adapted from 2 separate IDE Trials

[1]Yeh RW, Shlofmitz R, Moses J, et al. JAMA. 2024;331(12):1015–1024. doi:10.1001/jama.2024.136. [2]Moses, J Two-Year Outcomes from the AGENT IDE Trial CRT 2025. [3]Cutlip et al. SELUTION4ISR Clinical Trial TCT 2025. [4]Boston Scientific AGENT DCB Brochure 2017. ***Definitions:*** Plain old balloon angioplasty (POBA), Standard of care (SOC), late lumen loss (LLL)

9 | Business Update November 2025

The Virtue Trial – U.S. Randomized Pivotal Coronary ISR Trial

Designed to Secure Regulatory Approval & Showcase Differentiation of Virtue SAB

Virtue Trial

- FDA IDE approved
- 1:1 RCT vs AGENT
- N=740
- Up to 75 US Sites
- Primary endpoint 12-Month TLF
- Planned initiation 2H 2025


740 Pts with ISR Lesions in Arteries 2.00 – 4.00mm
370 Pts.
370 Pts.
R
1:1
Virtue Sirolimus AngioInfusion Balloon
AGENT Paclitaxel Coated Balloon
12 M
12 M

Primary Endpoint: Target Lesion Failure (TLF) at 12 months

- Primary analysis non-inferiority comparison
- Additional superiority test performed upon confirming non-inferiority

10 | Business Update November 2025

Orchestra BioMed

AVIM Therapy Overview

Collaboration with Medtronic

A Purpose-Built Solution for HTN Patients with Increased Risk in $17B Market

- Hypertension is the **leading global risk factor for death, affecting 1.2B patients**
- Uncontrolled HTN in older, higher-risk patients **drives MI, stroke and heart failure**
- Reductions as small as 5 mmHg in office systolic blood pressure **substantially decrease the relative risk of major cardiovascular events and conditions**

Novel, Programmable, Always-On Therapy

- Patented therapy delivered as **firmware enhancement to pacemaker**
- Designed to drive **immediate, substantial and sustained blood pressure reduction**
- Robust body of clinical and mechanistic data

FDA Breakthrough Designation for Beachhead Market and Beyond

- Initial target is pacemaker population, where **HTN is the #1 comorbidity**
- Potential to expand to **millions of HTN patients with increased CV risk**
- Potential benefit in **HFpEF prevention and treatment**



11 | Business Update November 2025

Orchestra BioMed

The BACKBEAT Study – Global Pivotal Hypertension Trial

Designed to Secure Regulatory Approval & Showcase Novel Approach to Blood Pressure Management

BACKBEAT
GLOBAL PIVOTAL STUDY

- Randomized, prospective, multi-center, double-blind, controlled trial
- N=500; 130+ sites in U.S. and EU
- Estimated completion of enrollment mid-2026

Patients previously implanted with or indicated for a **Medtronic Astra™ or Azure™ dual-chamber pacemaker** who have hypertension despite 1-3 anti-HTN medications

AVIM Therapy download & setup

R

AVIM Therapy + Medical Therapy | **Medical Therapy**

- **Primary Efficacy Endpoint:** Mean change in 24-hour aSBP at 3-months
- **Primary Safety Endpoint:** Freedom from unanticipated serious adverse device events at 3 months
- **Additional Secondary Endpoints:** Efficacy and safety endpoints after 12-month follow-up
- Option to crossover to open-label **+24 months unblinded follow-up phase**

12 | Business Update November 2025

Orchestra BioMed

FDA Breakthrough Device Designation Highlights Potential For AVIM Therapy to Impact Hypertensive Heart Disease

FDA BDD Announced April 22, 2025



U.S. Patient Population That Fits
FDA Breakthrough Designation Criteria*
7.7M+
HTN Despite Medication
Increased 10-year ASCVD Risk
and Preserved LVEF
2.4M+
Isolated Systolic
Hypertension /
Diastolic Dysfunction
1.4M+
Heart Failure with
Preserved LVEF
~300K
HTN &
Pacemaker

BACKBEAT
GLOBAL PIVOTAL STUDY

Population of pacemaker-indicated patients with uncontrolled hypertension despite medication generally meets FDA breakthrough criteria

**Based on company estimates.*

13 | Business Update November 2025

Orchestra BioMed

Favorable Impact on Hypertensive Heart Disease

AVIM Therapy Clinical Results Show Potential to Treat ISH, Induce Reverse Remodeling, and Improve Diastolic Dysfunction

Significant Reduction in Challenging-To-Treat Isolated Systolic Hypertension (ISH)[1]

>88% of AVIM Therapy patients in MODERATO II had ISH

– 9.5 mmHg
in 24-Hour aSBP
at 6 months

– 15.8 mmHg
in oSBP
at 2 years

– 9.6 mmHg
Δ in Ambulatory PP
at 6 months

– 13.9 mmHg
Δ in Office PP
at 2 years

Increased Pulse Pressure (PP) an independent risk factor for heart failure & stroke[2]

JACC EP: AVIM Therapy Induced Reverse Remodeling in Noninvasive PV Loop Study[1,3]



Baseline
6M No-AVIM
LV Pressure (mmHg)
LV Volume (ml)



Baseline
12M AVIM
LV Pressure (mmHg)
LV Volume (ml)

Control Group Developed Ventricular Remodeling



AVIM Therapy Induced Reverse Remodeling

JACC Advances: Improved Diastolic Dysfunction (DD) In Echocardiographic Analysis[4]

>61% of AVIM Therapy patients in MODERATO II had DD

- AVIM therapy **significantly reduced SBP** in patients with and without DD
- AVIM therapy **improved myocardial relaxation and improved diastolic compliance** (significantly increased e' and E/A)

Retrospective, treatment-blinded analysis of core lab echocardiograms from MODERATO II, hypertensive pacemaker patients with LVEF ≥ 50% and NYHA class < II, with independent blinded adjudication

14 | Business Update November 2025

[1]Burkhoff MODERATO II Study 2-Year Results TCT 2021. [2]Vaccarino V, et al. Am J Cardiol. 2001 [3]N=14 AVIM therapy and n=11 control group. [4]Fudim M, THT'25. ***Definitions***: aSBP (ambulatory Systolic Blood Pressure), oSBP (Office Systolic Blood Pressure), LV (Left Ventricular), PV (Pressure Volume), M (Months). LVEF (Left Ventricular Ejection Fraction), NYHA (New York Heart Association), SBP (Systolic Blood Pressure).

Orchestra BioMed

s/DdŚĞƌĂƉǇĞŵŽŶƐƚƌĂƚĞƐ^ƵƐƚĂŝŶĞĚĂ^WZĞĚƵĐƚŝŽŶƐǁŝƚŚ ZĞƉƌŽĚƵĐŝďůĞĨĨĞĐƚĂŶĚEŽZĞďŽƵŶĚ,ǇƉĞƌƚĞŶƐŝŽŶ 15 115 120 125 130 135 Baseline 6-Month Endpoint Day 0 Day 1 Day 7 Day 8 24 - Hr aSBP (mmHg) 122.8 ц 11.6 ϭϯϯ͘ϭ ц ϭϲ͘ϲ ϭϯϮ͘Ϯ ц ϭϯ͘ϰ 124.4 ц 10.1 Ɖс Ϭ͘ϬϬϭ Ɖс Ϭ͘ϬϬϮ 132.2 ц 7.0 122.8 ц 11.5 p < 0.001 DKZdK// s/DdŚĞƌĂƉǇK&& s/DdŚĞƌĂƉǇKE 16 MODERATO II patients with long - term follow - up & no increase in average number of meds had AVIM therapy de - activated & re - activated Immediate, substantial, and sustained reduction in aSBP seen across all study phases 1 Potential to halt hypertensive heart disease progression: aSBP returned to historical baseline after an average of 3.6 years 1 No rebound HTN observed during washout phase 1 t^,KhdΘZd/sd/KEW,^^ >KE' Ͳ dZD;s'͘ ϯ͘ϲ zZ^Ϳ No significant differences between measurements with AVIM Therapy ON (6 - month, day 0 and day 8) No significant differences between measurements with AVIM Therapy OFF (baseline, day 1 and day 7) 1 Kalarus et al., Time Course of Changes in Blood Pressure Upon Cessation of Chronic Atrioventricular Interval Modulation (AVIM ) Therapy, HRX 2025 abstract. Definition: aSBP (Ambulatory Systolic Blood Pressure), HTN (Hypertension), AVG (Average). n=16 ͮƵƐŝŶĞƐƐhƉĚĂƚĞEŽǀĞŵďĞƌ ϮϬϮϱ

WŝǀŽƚĂů^ƚĂŐĞ͕,ŝŐŚ Ͳ /ŵƉĂĐƚdŚĞƌĂƉŝĞƐ Large, Established Target Markets WĂƌƚŶĞƌƐŚŝƉ Ͳ ŶĂďůĞĚƵƐŝŶĞƐƐDŽĚĞů ǆƉĞĐƚĞĚ&ƵŶĚŝŶŐŝŶƚŽY ϰϮϬϮϳ 16 Key Investment Highlights Leveraging Partnerships to Bring Innovation to Patients & Yield Exceptional Future Profitability | Business Update November 2025

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